Exhibit 10.6

CUSTODIAL AGREEMENT

CUSTODIAL AGREEMENT, dated as of June 22, 2011 (this “Agreement”), among CAPITAL ONE, NATIONAL ASSOCIATION (“Capital One”), as custodian (together with its successors in such capacity, the “Custodian”), BRT RLOC LLC (the “Borrower”), BRT REALTY TRUST, as Servicer (together with its successors in such capacity, the “Servicer”), and CAPITAL ONE, NATIONAL ASSOCIATION, as Agent (the “Agent”).

W I T N E S S E T H

WHEREAS, pursuant to the Loan and Security Agreement, dated as of the date hereof (as amended, restated, supplemented and/or otherwise modified from time to time, the “LSA”), among the Lenders named therein (collectively, the “Lenders”), the Custodian, the Agent, the Servicer, BRT Realty Trust, as guarantor, and the Borrower, the Lenders have agreed to provide financing for the purchase and/or origination by the Borrower of certain Receivables and the Related Security and Other Conveyed Property related thereto;

WHEREAS, pursuant to the LSA, the Borrower has granted to the Agent, for the benefit of the Lenders, a security interest in, among other things, all of the Pledged Receivables and the related Receivable Files for the purpose of securing the due and punctual payment of all amounts due from the Borrower under the terms of the LSA;

WHEREAS, the Agent desires that the Custodian hold such Receivable Files and other documents related thereto as the Custodian for, and bailee of, the Agent, for the benefit of the Lenders;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and of other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1.                                       Definitions.  Capitalized terms used but not otherwise defined herein have the meanings ascribed thereto in the LSA.  The following terms shall have the following meanings when used in this Agreement:

“Authorized Representative” has the meaning set forth in Section 20 hereof.

“Collateral Receipt” has the meaning set forth in Section 5 hereof.

“Deficiency” means, with respect to any Receivable File, (i) the failure of one or more Specified Documents contained therein to appear, on its face, to be fully executed or to correspond to the information on the related Receivables Schedule except item (iv) of  such Receivables Schedule, (ii) one or more Specified Documents contained therein are mutilated, damaged, torn or otherwise physically altered (provided, that handwritten additions, changes or corrections shall not constitute physical alteration if initialed by

Borrower or BRT and the applicable Obligor) or (iii) the absence from a Receivable File of any Specified Document required to be contained in such Receivable File.

“Monthly Report” has the meaning set forth in Section 7(e) hereof.

“Notice of Pledge” means a fully executed Confirmation and Notice of Pledge in the form of Exhibit 5 to this Agreement.

“Receivables Schedule” means the schedule of Contracts evidencing Pledged Receivables appended to a Notice of Pledge delivered by the Borrower to the Custodian and the Agent.  Each such schedule shall identify each Contract by (i) Obligor name; (ii) the type of Contract; (iii) all Underlying Collateral for such Contract; (iv) the Outstanding Balance of the Receivable related to such Contract as of the date of Pledge; (v) whether such Contract has a co-lender or a participant; and (vi) which of the items listed in clauses (i) and (ii) of the definition of the term Receivable File, if applicable, were received by the Servicer or the Borrower in connection with such Contract.

“Request for Release of Documents” means a request for release, appropriately completed, substantially in the form of Exhibit 1 to this Agreement.

“Specified Documents” means, with respect to any Receivable File, (i) the documents required to be contained in such Receivable File pursuant to the definition of Receivable File and (ii) any other documents listed in the definition of Receivable File that are also listed in the related Receivables Schedule (pursuant to clause (vi) of the definition of Receivables Schedule) as having been received by BRT, the Servicer or the Borrower in connection with such Contract.

“Third-Party Claim” has the meaning set forth in Section 16 hereof.

2.                                       Appointment of the Custodian.  Subject to the terms and conditions hereof, each of the Agent and the Borrower hereby revocably appoints the Custodian, and the Custodian hereby accepts such appointment and agrees, to act as custodian, bailee and collateral agent on behalf of the Borrower and the Agent, for the benefit of the Lenders, to maintain exclusive custody of the Receivable Files pertaining to the Receivables from time to time Pledged under the LSA in order to perfect the ownership interest of the Borrower and the security interest of the Agent, for the benefit of the Lenders, in the Contracts evidencing such Receivables and the other items in the Receivable Files and any and all proceeds of the foregoing.  In performing its duties hereunder, the Custodian agrees to act with reasonable care, using that standard of skill and attention that the Custodian would exercise with respect to the files relating to all comparable loan receivables that it services or holds for itself or others (provided, that if applicable industry standards of care, skill and attention are more stringent than the Custodian’s standard of care skill and attention, the Custodian shall be obligated to follow the more stringent industry standards).

2

3.                                       Delivery of Receivable Files.

(a)                                  Not later than 5:00 P.M. (New York City time) two (2) Business Days prior to any Borrowing Date, the Borrower shall deliver (or cause to be delivered) to the Custodian a Notice of Pledge together with an accurate and complete Receivables Schedule listing each of the Receivables to be Pledged under the LSA on such Borrowing Date and all information with respect to such Receivables and the related Contracts required pursuant to the definition of the term Receivables Schedule.  Not later than 5:00 P.M. (New York City time) two (2) Business Days prior to any Borrowing Date, the Borrower shall deliver (or cause to be delivered) and release to the Custodian as custodian for, and bailee of, the Agent, for the benefit of the Lenders, the Receivable File pertaining to each of the Receivables to be Pledged under the LSA on such Borrowing Date.  The information set forth on any Receivables Schedule delivered pursuant to this Section 3(a) shall also be concurrently delivered to the Custodian in an electronic format mutually acceptable to the Borrower and the Custodian.

(b)                                 The Custodian shall be entitled to rely upon each Receivables Schedule provided by the Borrower pursuant to Section 3(a) as the conclusive schedule in its review, pursuant to Section 5 hereof, of the Receivable Files.

(c)                                  Promptly and in any event within three (3) Business Days of receipt and no later than (i) one hundred and eighty (180) days after the related Receivable becomes a Pledged Asset under the LSA if the real estate comprising the Underlying Collateral is not located in the State of New York and (ii) two hundred and seventy (270) days after the related Receivable becomes a Pledged Asset under the LSA if the real estate comprising the Underlying Collateral is located in the State of New York, the Borrower shall forward to the Custodian for inclusion in the appropriate Receivable File the recorded mortgage (and the assignments thereof to the Borrower, if any), and the Custodian shall add such mortgage and such assignments to the appropriate Receivable File.

(d)                                 From time to time, the Borrower shall forward to the Custodian for inclusion in the appropriate Receivable File any additional documents which come into existence and are required to be included in a Receivable File previously delivered to the Custodian or are otherwise material to such Pledge Receivable, and the Custodian shall add such additional documents to the appropriate Receivable File.

4.                                       Intentionally Omitted.

5.                                       Certification.

(a)                                  Not later than 1:00 P.M. (New York City time) on the applicable Borrowing Date, the Custodian shall deliver to the Agent and the Borrower an acknowledged Notice of Pledge and a certificate (each such certificate, a “Collateral Receipt”), in the form annexed as Exhibit 2 hereto, to the effect that, as to each Pledged Receivable listed on the Receivables Schedule delivered to the Custodian and the Agent  pursuant to Section 3(a), (i) all Specified Documents with respect to the related Receivable File appear, on their face, to be fully executed and are in its possession, (ii) such Specified Documents have been reviewed by it and have not been mutilated,

3

damaged, torn or otherwise physically altered (handwritten additions, changes or corrections shall not constitute physical alteration if initialed by Borrower or BRT and the Obligor related to such Pledged Receivable) and such documents relate to such Pledged Receivable, and (iii) other than the item required under clause (iv) of the definition of the Receivables Schedule, based on its examination of the related Receivable File, the information set forth on the Receivables Schedule with respect to such Pledged Receivable accurately reflects the information set forth in the related Receivable File; provided, however that if any of the foregoing statements are, in part or in whole, not true and correct, the Custodian shall detail in an accompanying exception report any Deficiencies that it discovers.

(b)                                 The Borrower, the Agent, and the Custodian may from time to time agree in writing to alternative certification procedures with respect to any particular Pledged Receivable.

6.                                       Deficiencies In Receivable Files.

(a)                                  If any Collateral Receipt exception report discloses any Deficiencies in any of the related Receivable Files, then the Custodian promptly (and, in any case, not later than the delivery of such Collateral Receipt) shall notify the Servicer, the Borrower and the Agent of such Deficiencies.  The Agent shall notify the Custodian and the Servicer in writing that either (i) the Deficiencies noted in such Collateral Receipt exception report are waived or (ii) the Servicer shall either (x) cure the Deficiencies noted in such Collateral Receipt exception report within thirty (30) days of the date of such notification or (y) request that the related Receivable File be returned to the Borrower (and, upon the receipt of any such request, the Custodian shall promptly return the related Receivable File to the Borrower at Borrower’s sole cost and expense) (it being understood by the parties hereto that the Receivable related to any Receivable File as to which an unwaived Deficiency exists, shall be deemed not to be an Eligible Receivable under the LSA).

(b)                                 If a notice given to the Custodian by the Agent pursuant to Section 6(a) states that the Servicer shall take an action specified in clause (ii) of Section 6(a) above and the Servicer fails to take either such action within the time period set forth in clause (ii) of Section 6(a) above, then the Custodian shall notify the Agent and the Servicer of such failure and shall return the deficient Receivable File to the Borrower.

(c)                                  Within five (5) Business Days after receipt by the Custodian of any additional documents pursuant to Section 6(a), the Custodian shall review such documents and deliver to the Agent a revised Collateral Receipt exception report.  If the revised Collateral Receipt exception report shall indicate any remaining Deficiencies in a Receivable File, the provisions of this Section 6 shall again be followed.

4

7.                                       Obligations of the Custodian.

(a)                                  The Custodian shall segregate and maintain continuous custody of the Receivable Files in secure and fire resistant facilities in accordance with customary standards for such custody.

(b)                                 With respect to the documents constituting each Receivable File, the Custodian shall (A) act as the custodian for, and the bailee of the Borrower to perfect the ownership interest of the Borrower in the documents constituting such Receivable File, (B) act as the custodian for, and the bailee (for purposes of UCC Section 9-313) of, the Agent, for its benefit and the benefit of the Lenders to perfect the security interest of the Agent, for its benefit and the benefit of the Lenders, in the documents constituting such Receivable File, (C) hold all documents constituting such Receivable File received by it for the exclusive use and benefit of the Agent, for its benefit and the benefit of the Lenders, and (D) make dispositions thereof only in accordance with the terms of this Agreement or with written instructions furnished by the Agent.

(c)                                  In the event that (i) the Agent, the Borrower, or the Custodian shall be served by a third party with any type of levy, attachment, writ or court order with respect to any Receivable File or a document included within a Receivable File or (ii) a third party shall institute any court proceeding by which any Receivable File or a document included within a Receivable File shall be required to be delivered otherwise than in accordance with the provisions of this Agreement, the party receiving such service shall promptly deliver or cause to be delivered to the other parties to this Agreement copies of all court papers, orders, documents and other materials concerning such proceedings.  The Custodian shall continue to hold and maintain all Receivable Files that are the subject of such proceedings pending a final order of a court of competent jurisdiction permitting or directing disposition thereof.  Upon final determination of such court, the Custodian shall dispose of such Receivable File or any document included within such Receivable File as directed by such determination or, if no such determination is made, in accordance with the provisions of this Agreement.  Expenses of the Custodian incurred as a result of such proceedings shall be borne by the Borrower.

(d)                                 The Custodian shall immediately notify the Agent in writing if the recorded mortgage and assignments thereof from BRT to Borrower are not delivered to the Custodian for inclusion in the Receivable File for such Pledged Receivable within (i) one hundred and eighty (180) days after the related Receivable becomes a Pledged Asset under the LSA if the real estate comprising the Underlying Collateral is not located in the State of New York and (ii) two hundred and seventy (270) days after the related Receivable becomes a Pledged Asset under the LSA if the real estate comprising the Underlying Collateral is located in the State of New York.

(e)                                  On and after the request of the Agent, the Custodian shall deliver to the Agent on the third Business Day of each calendar month an exception report (the “Monthly Report”) in an electronic form, and otherwise in form and substance to be agreed upon by the Custodian and the Agent, that sets forth (i) a list of all Receivables Files held by the Custodian as of the date of delivery of such Monthly Report, (ii) all Deficiencies with respect to such Receivable Files as of the date of delivery of such

5

Monthly Report and (iii) all items which the Custodian is waiting to receive or report on pursuant to clause (d) above as of the date of delivery of such Monthly Report.

8.                                       Release of Receivable Files.

(a)                                  The Custodian shall release all or any part of the Receivable Files to the Agent upon written request of the Agent or, to the extent specified in a written request by the Borrower (which shall have been acknowledged and signed by the Agent) in connection with a release of Pledged Receivables pursuant to the terms of the LSA, to the Borrower or its designee.

(b)                                 In addition, if the Servicer delivers a Request for Release of Documents to the Custodian (which such Request for Release of Documents shall have been acknowledged and signed by the Agent), the Custodian shall deliver a specified Receivable File to the Servicer.  If a Receivable File is released to the Servicer pursuant to the previous sentence for the purpose of facilitating the servicing or enforcement of the Receivable related to such Receivable File, the Servicer shall return such Receivable File immediately upon its need for such Receivable File having come to an end.  At such time as the Servicer returns any such Receivable File to the Custodian, the Servicer shall provide written notice of such return to the Agent and the Custodian in the form of Exhibit 3 to this Agreement.  The Custodian shall acknowledge receipt of the returned materials by signing the Servicer’s notice and shall promptly send copies of such acknowledgment of receipt to the Agent and the Servicer.

9.                                       Fees and Expenses of the Custodian.  It is understood that the Custodian shall be entitled to receive reimbursement for reasonable out-of-pocket expenses under this Agreement and such expenses shall be payable by the Borrower.

10.                                 [Intentionally omitted.]

11.                                 [Intentionally omitted.]

12.                                 Insurance of the Custodian.  If the Custodian is not Capital One, the Custodian shall, at its own expense, maintain at all times during the term of this Agreement and keep in full force and effect (a) fidelity insurance, (b) theft of documents insurance, (c) fire insurance, and (d) forgery insurance.  All such insurance shall be in amounts, with standard coverage and subject to deductibles, as are customary for similar insurance typically maintained by banks that act as custodian in similar transactions.

13.                                 Periodic Statements.  Within two (2) Business Day after the written request of the Agent, any Lender or the Borrower, the Custodian shall provide to the requesting party a list of all the Pledged Receivables for which the Custodian holds a Receivable File pursuant to this Agreement.  Such list may be in the form of a copy of all Receivables Schedules with manual deletions to specifically denote any Pledged Receivables paid in full, liquidated or released since the date of this Agreement.  Such list may be in the form of a Monthly Report.

6

14.                                 Copies of Receivable Files.  Within three (3) Business Days after the written request of the Agent, any Lender or the Borrower, the Custodian shall provide the requesting party with copies of the documents in the Receivable Files.  The payment of such fees and expenses related thereto shall be payable by the Borrower.

15.                                 Resignation by and Removal of Custodian; Successor Custodian.

(a)                                  The Custodian may, with or without cause, at any time resign and terminate its obligations under this Agreement upon at least sixty (60) days’ prior written notice to the Borrower and the Agent; provided, however that no such resignation or termination shall be effective until a successor Custodian is appointed (and accepts such appointment) pursuant to the terms of this Section 15(a).  Promptly after receipt of notice of the Custodian’s intended resignation, the Agent shall appoint, by written instrument, a successor custodian, provided that, so long as no Event of Default has occurred, Borrower shall have approved such successor custodian (which approval shall not be unreasonably withheld).  If the Agent fails to appoint a successor Custodian within sixty (60) days after receipt of the Custodian’s notice of resignation, the Custodian may petition a court of competent jurisdiction to appoint a successor custodian.  One original counterpart of any aforementioned instrument of appointment shall be delivered to each of the Borrower, the Agent and the successor custodian.

(b)                                 The Agent, with or without cause, upon at least sixty (60) days’ written notice to the Custodian, may remove and discharge the Custodian (or any successor custodian thereafter appointed) from the performance of its obligations under this Agreement.  A copy of such notice shall be delivered to the Borrower.  Promptly after the giving of notice of removal of the Custodian, the Agent shall appoint, by written instrument, a successor custodian, provided that, so long as no Event of Default has occurred, Borrower shall have approved such successor custodian (which approval shall not be unreasonably withheld).  If the Agent fails to appoint a successor Custodian within sixty (60) days after receipt of the Custodian’s notice of resignation, the Custodian may petition a court of competent jurisdiction to appoint a successor custodian.  One original counterpart of such instrument of appointment shall be delivered to each of the Borrower, the Agent, the Custodian and the successor custodian.

(c)                                  In the event of any such resignation or removal, after the payment of outstanding fees and expenses, the Custodian shall promptly transfer to the successor custodian, as directed in writing by the Agent, all Receivable Files being administered under this Agreement.

16.                                 Indemnity.  The Borrower agrees to indemnify and hold harmless the Custodian against any and all claims, losses, liabilities, damages or expenses (including, but not limited to, reasonable attorneys’ fees, court costs and costs of investigation) of any kind or nature whatsoever arising out of or in connection with this Agreement that may be imposed upon, incurred by or asserted against the Custodian; provided, however, that this Section 16 shall not relieve the Custodian from liability for its willful misfeasance, bad faith or gross negligence.  If a claim for indemnification is made by the Custodian in respect of a claim or demand made by a person not a party to any of the

7

Transaction Documents (a “Third-Party Claim”), the Borrower shall have the right to assume control of the defense against the Third-Party Claim by counsel reasonably satisfactory to the Custodian, at the sole expense of the Borrower or Servicer (if BRT or an Affiliate thereof), as the case may be, and to compromise and settle the Third-Party Claim with the prior written consent of the Custodian (such consent not to be unreasonably withheld or delayed); provided, however, that the Custodian may in its sole discretion withhold consent to any settlement that would result in a criminal conviction, the issuance of an injunction against the Custodian or the commitment on the part of the Custodian to take, or to forbear to take, any action.  Notwithstanding the foregoing, the right of the Borrower to defend the Custodian against a Third-Party Claim shall apply only so long as (i) the Borrower notifies the Custodian in writing within twenty (20) days after the Custodian has given notice of the Third-Party Claim that the Borrower will indemnify the Custodian from and against any claims, losses, liabilities, damages or expenses for which the Custodian is liable hereunder resulting from such Third-Party Claim, (ii) the Borrower provides the Custodian with evidence reasonably acceptable to the Custodian that the Borrower will have the financial resources to defend against the Third-Party Claim and fulfill its indemnification obligations hereunder, (iii) the Third-Party Claim involves only monetary damages and does not seek an injunction or equitable relief, and (iv) settlement of, or adverse judgment with respect to such Third-Party Claim is not, in the good faith judgment of the Custodian, likely to establish a precedential customer practice adverse to the continuing business interest of the Custodian.  Each party shall cooperate reasonably in any such defense.  If the Borrower does not assume control of the defense or fails to prosecute or withdraws from such defense, the Custodian shall have the right, at the expense of the Borrower to undertake the defense and to compromise or settle the Third-Party Claim as it deems reasonably appropriate.  The provisions of this Section 16 shall survive the resignation or removal of the Custodian and the termination of this Agreement.

17.                                 Limitation of Liability.

(a)                                  In connection with the Custodian’s timely performance of its obligations and duties under Section 5(a), Section 6 and Section 7 hereof, the Custodian shall not be liable to the Borrower, the Agent or any other Person for any loss, claim, damage, liability or expense resulting from or arising out of any act or failure to act by it, other than for any loss, claim, damage, liability or expense arising out of the Custodian’s failure to perform such obligations in accordance with the standard of care set forth in Section 2.  Except in connection with the Custodian’s timely performance of its obligations and duties under Section 5(a), Section 6 and Section 7 hereof and except as set forth in the immediately preceding sentence, the Custodian shall not be liable to the Borrower, the Agent or any other Person for any loss, claim, damage, liability or expense resulting from or arising out of any act or failure to act by it in connection with this Agreement, other than for any loss, claim, damage, liability or expense arising out of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder.  In no event shall the Custodian or its directors, affiliates, officers, agents, and employees be held liable for any special, indirect, incidental, punitive or consequential damages resulting from any action taken or omitted to be taken by it or them hereunder or in connection herewith even if advised of the possibility of such damages.  The

8

obligations of the Custodian shall be determined solely by the express provisions of this Agreement.  No representation, warranty, covenant, agreement, obligation or duty of the Custodian shall be implied with respect to this Agreement or the Custodian’s services hereunder.

(b)                                 In the Custodian’s review of documents pursuant to Section 5 of this Agreement, the Custodian shall be under no duty or obligation to inspect, review or examine the Receivable Files to determine that the contents thereof are genuine, enforceable or appropriate for the represented purpose or that they are other than what they purport to be on their face.

(c)                                  The Custodian may rely, and shall be protected in acting or refraining to act, in each case, in accordance with the terms of this Agreement, upon and need not verify the accuracy of, (i) any written instructions, from any persons the Custodian reasonably believes to be authorized to give such instructions, who shall only be, with respect to the Borrower and the Agent, persons the Custodian believes in good faith to be Authorized Representatives (as defined in Section 20 hereof), and (ii) any written instruction, notice, order, request, direction, certificates opinion or other instrument or document reasonably believed by the Custodian to be genuine and to have been signed and presented by the proper party or parties, which, with respect to the Borrower and the Agent, shall mean signature and presentation by Authorized Representatives whether such presentation is by personal delivery, express delivery or facsimile.

(d)                                 The Custodian may consult with counsel with regard to legal questions arising out of or in connection with this Agreement, and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by the Custodian in reliance, in good faith, and in accordance therewith.

(e)                                  Except as otherwise expressly set forth herein, no provision of this Agreement shall require the Custodian to expend or risk its own funds or otherwise incur financial liability in the performance of its duties under this Agreement if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity is not reasonably assured to it.

(f)                                    The Custodian shall not be responsible or liable for, and makes no representation or warranty with respect to, the validity, adequacy or perfection of any lien upon, or security interest in, any Pledged Receivables or related Receivable Files purported to be granted at any time pursuant to the LSA.

(g)                                 Notwithstanding anything to the contrary in Section 17(a), the Custodian shall not be liable for any delays in performance for causes beyond its control, including, but not limited to, acts of war or terrorism, computer viruses, power line failures, fire, flood, epidemic, strike, acts of the Borrower or the Agent, restriction by civil or military authority in their sovereign or contractual capacities or transportation

9

failure.  In the event of any such delay, performance shall be extended for so long as such period of delay.

(h)                                 The Custodian shall have no duties or responsibilities except those that are specifically set forth herein.  The Custodian shall be under no responsibility or duty with respect to the disposition of any Receivable Files while such Receivable Files are not in its possession.  If the Custodian shall request instructions from the Agent with respect to any act, action or failure to act in connection with this Agreement, the Custodian shall be entitled to refrain from taking such action and continue to refrain from acting unless and until the Custodian shall have received written instructions from the Agent, without incurring any liability therefor to the Agent, the Borrower or any other person.

(i)                                     The Custodian shall not be responsible for preparing or filing any reports or returns relating to federal, state or local income taxes with respect to this Agreement, other than for the Custodian’s compensation or for reimbursement of expenses.

18.                                 Borrower and the Servicer Remain Liable.  Notwithstanding any term or provision of this Agreement, (a) the Servicer, the Guarantor and the Borrower shall remain liable under the LSA and other agreements to which they are parties executed with respect to the Pledged Assets to perform all of their respective duties and obligations thereunder to the same extent as if this Agreement had not been executed and (b) the exercise by the Agent or the Custodian of any of their respective rights under this Agreement shall not release the Borrower, the Guarantor or the Servicer from any of their respective duties or obligations under the LSA or any other agreements executed with respect to the Pledged Assets.

19.                                 Term of Agreement.  This Agreement shall be terminated upon written notice of termination from the Agent to the Custodian and payment in full of all amounts due to the Custodian hereunder.  If the LSA has terminated on or prior to the termination of this Agreement, upon receipt of written notice from the Agent, the Custodian shall deliver all documents remaining in the Receivable Files to the Borrower or its designee at the Borrower’s expense.  If the LSA remains in effect at the time this Agreement is terminated, upon receipt of written notice from the Agent, the Custodian shall deliver all documents remaining in the Receivable Files to the Agent or such other person as may be designated by the Agent at the Borrower’s expense.

20.                                 Authorized Representatives.  The names of the officers of the Borrower, the Servicer and of the Agent who are authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Agreement on behalf of the Borrower, the Servicer and the Agent (“Authorized Representatives”) are set forth respectively on Exhibit 4A, Exhibit 4B and Exhibit 4C hereto.  From time to time, the Borrower, the Servicer and the Agent may, by delivering to the Custodian a revised exhibit, change the information previously given, but the Custodian shall be entitled to rely conclusively on the last exhibit until receipt of a superseding exhibit.  The parties hereto acknowledge and agree that the Servicer has been

10

appointed pursuant to the LSA as Servicer to service, administer and collect the Pledged Receivables and otherwise to enforce the rights and interests of the Borrower, the Agent and the Lenders in and under the Pledged Receivables and the other Pledged Assets.  Until receipt by the Custodian of written notice, with a copy to the Borrower and the Servicer, from the Agent of the designation of a successor Servicer pursuant to the provisions of the LSA, the Borrower and the Agent on behalf of the Lenders hereby authorize and instruct the Custodian to accept performance of the Servicer, as the agent of the Borrower, the Agent and the Lenders with respect to matters relating to the servicing, administration and collection of the Pledged Receivables and the enforcement of the rights and interests of the Borrower, the Agent and the Lenders in and under the Pledged Receivables and the other Pledges Assets, including the discharge of such duties of the Borrower hereunder.

21.           Notices.  Except where telephonic instructions or notices are authorized herein to be given, all notices, demands, instructions and other communications required or permitted to be given to or made upon any party hereto shall be in writing and shall be personally delivered or sent by overnight courier service, or by registered, certified or express mail, postage prepaid, return receipt requested, or by facsimile copy (accompanied by a telephonic confirmation of receipt thereof) and shall be deemed to be delivered for purposes of this Agreement on (a) the fifth (5th)  Business Day following the day on which such notice was placed in the custody of the U.S. Postal Service, (b) the next Business Day following the day on which such notice was placed in the custody of any overnight courier service, including express mail service or (c) the same Business Day on which such notice is sent by messenger or facsimile.  Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Section 21, notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties hereto at their respective addresses (or to their respective facsimile numbers) indicated below, and, in the case of telephonic instructions or notices, by calling the telephone number or numbers indicated for such party below:

If to the Borrower:	BRT RLOC LLC c/o BRT Realty Trust 60 Cutter Mill Road Great Neck, New York 11021 Attention: David W. Kalish Facsimile No.: (516) 466-3132 Telephone No.: (516) 773-2715

If to the Servicer:	BRT Realty Trust 60 Cutter Mill Road Great Neck, New York 11021 Attention: David W. Kalish Facsimile No.: (516) 466-3132 Telephone No.: (516) 773-2715

11

If to the Agent:	Capital One, National Association 275 Broadhollow Road Melville, New York 11747 Attention: Bob Bernard Facsimile No.: (631) 531-2798 Telephone No.: (631) 531-2172

If to the Custodian:	Capital One, National Association 275 Broadhollow Road Melville, New York 11747 Attention: Bob Bernard Facsimile No.: (631) 531-2798 Telephone No.: (631) 531-2172

22.           GOVERNING LAW.  THIS AGREEMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

23.           Consent to Service; Submission to Jurisdiction; Waiver of Trial by Jury.  Each party irrevocable consents to the service of process by registered or certified mail, postage prepaid, to it at its address set forth in Section 21 hereof.  With respect to any claim arising out of this Agreement, each party hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York sitting in New York City, Nassau county or Suffolk County and the United States District Courts located therein, and each party irrevocably waives any objection which it may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating hereto brought in any such court, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum and further irrevocably waives the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party, provided that service of process is made as set forth in this Section 23, or by any other lawful means.  To the extent permitted by applicable law, each party irrevocably waives all right of trial by jury in any action, proceeding or counterclaim arising out of or in connection with this Agreement or any matter arising hereunder.

24.           Assignment; Binding Effect.  No party to this Agreement may assign its rights or delegate its obligations under this Agreement without the express written consent of the other parties hereto, which consent shall not be unreasonably withheld.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.  In addition, each Lender shall be a third party beneficiary hereof.

25.           Counterparts.  This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and together

12

shall constitute and be one and the same instrument.  Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

26.           Headings.  The Section headings are not part of this Agreement and shall not be used in its interpretation.

27.           Representations, Warranties and Covenants of the Custodian.

(a)           The Custodian hereby represents and warrants to, and covenants with the Agent, for the benefit of the Lender, and the Borrower that as of the date hereof and as of each Borrowing Date:

(i)            The Custodian is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America;

(ii)           The Custodian has the full power and authority to hold each Contract and each other item in any Receivable File on behalf of the Agent, for the benefit of the Lenders, and to execute, deliver and perform, and to enter into and consummate all transactions contemplated by this Agreement and the LSA, and has duly authorized the execution, delivery and performance of this Agreement and the LSA, has duly executed and delivered this Agreement and the LSA, and this Agreement and the LSA constitute the legal, valid and binding obligations of the Custodian, enforceable against it in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by the availability of equitable remedies;

(iii)          None of the execution and delivery of this Agreement, the LSA, the delivery of Receivable Files to the Custodian, the consummation of the transactions contemplated hereby or thereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement and/or the LSA will conflict with or result in a breach of any of the terms, conditions or provisions of the Custodian’s charter or bylaws or any agreement or instrument to which the Custodian is now a party or by which it is bound or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation order, judgment or decree to which the Custodian or its property is subject;

(iv)          There is no litigation pending or, to the Custodian’s knowledge, after due inquiry, threatened, which if determined adversely to the Custodian, would adversely affect the execution, delivery or enforceability of this Agreement, or any of the duties or obligations of the Custodian thereunder, or which would have a material adverse effect on the financial condition of the Custodian;

13

(v)           No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Custodian of or compliance by the Custodian with this Agreement or the consummation of the transactions contemplated hereby or thereby;

(vi)          Upon written request of the Agent, the Custodian shall take such reasonable steps as requested by the Agent to protect or maintain any interest in any Pledged Receivable; and

(vii)         The Custodian has not been notified by any party that any third party claims an interest in the Pledged Receivables or is requesting the Custodian to act as a bailee with respect to the Receivable Files, except such interests as are created under the LSA.

(b)           The Custodian covenants and warrants to the Agent, each Lender and the Borrower that as of the initial Borrowing Date: (i) it holds no adverse interest, by way of security or otherwise, in any Pledged Receivable or Receivable File; and (ii) the execution of this Agreement and the creation of the custodial relationship hereunder does not create any interest, by way of security or otherwise, of the Custodian in or to any Pledged Receivable or Receivable File, other than the Custodian’s rights as custodian hereunder.

28.           Advice from Independent Counsel.  The parties hereto understand that this Agreement is a legally binding agreement that may affect such party’s rights.  Each party represents to the others that is has received legal advice from counsel of its choice regarding the meaning and legal significance of this Agreement and that it is satisfied with its legal counsel and the advice received from it.

29.           Merger or Consolidation of the Custodian.  Any corporation, banking association or trust company into which the Custodian may be merged or converted or consolidated with, or any corporation, banking association or trust company resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any corporation, banking association or trust company succeeding to all or substantially all the corporate trust business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

30.           Certain Remedies; Instructions of Agent.

(a)           The Custodian may, in its discretion (with the consent of the Agent), and shall, at the direction of the Agent, perform the Custodian’s duties and protect and enforce the Custodian’s rights and the rights of the Agent and the Lenders under this Agreement by such appropriate actions and proceedings as the Custodian (with the consent of the Agent) or the Agent shall deem most effective to protect and enforce any such rights, whether by bringing suit for the specific enforcement of any covenant or agreement in this Agreement or by the exercise of any power granted herein or therein, or

14

by any other proper remedy or legal or equitable right vested in the Custodian under this Agreement or by applicable law.

(b)           Without limitation to any provision of Section 30(a) hereof, the Custodian hereby agrees to follow the reasonable instructions of the Agent with respect to the performance of the Custodian’s duties, the exercise of the Custodian’s powers and the enforcement of the Custodian’s rights (in any capacity) and the rights of the Agent and the Lenders under this Agreement.

31.           Amendments.  No amendment or modification of any provision of this Agreement shall be effective without the written agreement of each of the parties hereto, no termination or waiver of any provision of this Agreement or consent to any departure therefrom by the Borrower or the Servicer shall be effective without the written concurrence of the Agent, and no termination or waiver of any provision of this Agreement or consent to any departure therefrom by the Custodian shall be effective without the written occurrence of the Agent and the Borrower.

15

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives as of the day and year first above written.

BRT RLOC LLC, as the Borrower

By:	/s/ Mark H. Lundy
	Name:	Mark H. Lundy
	Title:	Senior Vice President

BRT REALTY TRUST,
as the Servicer

By:	/s/ Mark H. Lundy
	Name:	Mark H. Lundy
	Title:	Senior Vice President

CAPITAL ONE, NATIONAL ASSOCIATION,
as the Custodian

By:	/s/ Paul Kesicki
	Name:	Paul Kesicki
	Title:	Vice President

CAPITAL ONE, NATIONAL ASSOCIATION,
as the Agent

By:	/s/ Paul Kesicki
	Name:	Paul Kesicki
	Title:	Vice President

SIGNATURE PAGE TO

CUSTODIAL AGREEMENT

Exhibit 1 to
Custodial Agreement

FORM OF REQUEST FOR RELEASE OF DOCUMENTS

[                         , 20    ]

To:	Capital One, National Association
275 Broadhollow Road
Melville, New York 11747
Attention: Bob Bernard
Facsimile No.: (631) 531-2798
Telephone No.: (631) 531-2172

Re:          Custodial Agreement (the “Agreement”) dated as of June 22, 2011 among BRT RLOC LLC, BRT Realty Trust, as Servicer, Capital One, National Association, as the Agent and Capital One, National Association, as the Custodian

In connection with the administration of the Pledged Receivables and related Receivable Files held by you as the Custodian for the Agent, for the benefit of the Lenders, we request the release, and acknowledge receipt of the [Receivable File/specify documents] for the Pledged Receivable(s) described below, for the reason(s) indicated.

Obligor’s Name, Address & ZIP Code:

Receivable Number:

Reason for Requesting Documents (check one)

1.             Receivable paid in full

2.             Receivable substituted with alternate Receivable to be delivered to the Custodian with a revised Receivables Schedule indicating substitutions

3.             Receivable liquidated by

4.             Documents required for Servicing

5.             Other (explain)

If part of the Receivable File was previously released to us, please release to us our previous Request for Release of Documents on file with you, as well as any additional documents in your possession relating to the above specified Pledged Receivable.

This request also constitutes a trust receipt. Servicer hereby promises and declares to Custodian and Agent that Servicer will safeguard and hold the Pledged Receivables

Exhibit 1-1

shipped to Servicer pursuant to this request in trust, and as agent and bailee, for Agent and Agent shall continue to have and Servicer will defend, a first and prior security interest in all such Pledged Receivables pursuant to the LSA.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Agreement.

BRT REALTY TRUST, as Servicer

By:
Name:
Title:

Date:

ACKNOWLEDGED AND AGREED:

CAPITAL ONE, NATIONAL ASSOCIATION

By:
Name:
Title:

Date:

Exhibit 1-2

Exhibit 2 to
Custodial Agreement

FORM OF COLLATERAL RECEIPT

[                         , 20    ]

Collateral Receipt

BRT RLOC LLC
c/o BRT Realty Trust

60 Cutter Mill Road

Great Neck, New York 11021
Attention:  David Kalish

Capital One, National Association
275 Broadhollow Road

Melville, New York 11747
Attention: Bob Bernard

Re:             Custodial Agreement (the “Agreement”) dated as of June 22, 2011 among BRT RLOC LLC, BRT REALTY TRUST, as Servicer, Capital One, National Association, as the Agent and Capital One, National Association, as the Custodian

Ladies and Gentlemen:

In accordance with the provisions of Section 5 of the Agreement, the undersigned, as the Custodian, hereby certifies that, as to each Pledged Receivable listed in the Receivables Schedule dated [                     , 20    ], a copy of which is attached hereto, it has reviewed the documents delivered to it pursuant to Section 3 of the Agreement and has determined that, except as noted in the attached Schedule of Deficiencies, (i) all Specified Documents with respect to the related Receivable File appear, on their face, to be fully executed and are in its possession, (ii) such Specified Documents have been reviewed by it and have not been mutilated, damaged, torn or otherwise physically altered (handwritten additions, changes or corrections shall not constitute physical alteration if initialed by BRT or Borrower and the Obligor related to such Pledged Receivable) and such documents relate to such Pledged Receivable, and (iii) other than the item required under clause (iv) of the definition of the Receivables Schedule based on its examination of the related Receivable File, the information set forth in the Receivables Schedule respecting such Pledged Receivable accurately reflects the information set forth in the related Receivable File.  The Custodian has made no independent examination of such documents beyond the review specifically required in the Agreement.  The Custodian makes no representations as to the: (i) validity, legality, sufficiency, enforceability or genuineness of any such documents contained in the Receivable File related to any of the Pledged Receivables identified on the Receivables Schedule other

Exhibit 2-1

than that such documents are fully executed, or (ii) collectability, insurability, effectiveness or suitability of any such Pledged Receivable.

Exhibit 2-2

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Agreement.

CAPITAL ONE, NATIONAL ASSOCIATION, as the Custodian

By:
Name:
Title:

Exhibit 2-3

SCHEDULE OF DEFICIENCIES

Exhibit 3 to
Custodial Agreement

[                         , 20    ]

FORM OF RETURN OF DOCUMENTS TO CUSTODIAN

Capital One, National Association
275 Broadhollow Road

Melville, New York 11747

Attention: Bob Bernard
Facsimile No.: (631) 531-2798
Telephone No.: (631) 531-2172

Capital One, National Association
275 Broadhollow Road

Melville, New York 11747

Attention: Bob Bernard
Facsimile No.: (631) 531-2798
Telephone No.: (631) 531-2172

Re:                               Custodial Agreement (the “Agreement”) dated as of June     , 2011 among BRT RLOC LLC, BRT REALTY TRUST, as Servicer, Capital One, National Association, as the Agent and Capital One, National Association, as the Custodian

Ladies and Gentlemen:

In accordance with Section 8 of the Agreement, enclosed please find the [Receivable File/specify documents] for the Pledged Receivable(s) described below:

[Obligors Name, Address & Zip Code:

Receivable Number:  ]

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Agreement.

BRT REALTY TRUST, as Servicer

By:
Name:
Title:

Date: , 20

Exhibit 3-1

RECEIPT ACKNOWLEDGED:

CAPITAL ONE, NATIONAL ASSOCIATION,
as the Custodian

By:
Name:
Title:

Date:

Exhibit 3-2

Exhibit 4A to
Custodial Agreement

AUTHORIZED REPRESENTATIVES

Authorized Representatives of BRT RLOC, LLC

NAME	TITLE	SIGNATURE
Mark H. Lundy	Senior Vice President and Secretary
David W. Kalish	Senior Vice President - Finance
Jeffrey A. Gould	Chief Executive Officer
Isaac M. Kalish	Treasurer

Exhibit 4-1

Exhibit 4B to
Custodial Agreement

AUTHORIZED REPRESENTATIVES

Authorized Representatives of BRT REALTY TRUST

NAME	TITLE	SIGNATURE
Mark H. Lundy	Senior Vice President and Assistant Secretary
David W. Kalish	Senior Vice President - Finance
Jeffrey A. Gould	Chief Executive Officer

Exhibit 4-2

Exhibit 4C to
Custodial Agreement

AUTHORIZED REPRESENTATIVES

Authorized Representatives of the Agent

NAME	TITLE	SIGNATURE
Paul Kesicki	Vice President

Exhibit 4-3

Exhibit 5
Custodial Agreement

FORM OF CONFIRMATION AND NOTICE OF PLEDGE

[                         , 20    ]

Capital One, National Association
275 Broadhollow Road

Melville, New York 11747

Attention: Bob Bernard

Ladies and Gentlemen:

The undersigned hereby notifies you, as the Custodian, that the Contracts and related Receivable Files specified in the attached Schedule A (the “Receivables Schedule”) have been pledged by BRT RLOC LLC (the “Borrower”) pursuant to a Loan and Security Agreement, dated as of the date hereof (as amended, restated, supplemented and/or otherwise modified from time to time, the “LSA”), among the Lenders named therein (collectively, the “Lenders”), Capital One, National Association, as custodian, Capital One, National Association, as agent (the “Agent”), BRT Realty Trust, as servicer (the “Servicer”), BRT Realty Trust, as guarantor, and the Borrower, and are to be held by you as bailee of, and agent for, the Agent, for the benefit of the Lenders, as secured party pursuant to the provisions of the Custodial Agreement (the “Custodial Agreement”) dated as of June     , 2011 among Borrower, Servicer, Agent and the Custodian, until released or transferred as provided in the Custodial Agreement.  Capitalized words used herein and not otherwise defined herein shall have the respective meanings assigned to them in the Custodial Agreement.

A security interest in the Pledged Receivables has been granted to the Agent, for the benefit of the Lenders, pursuant to the LSA.  You are instructed to enter the Agent’s name and address in your records as the pledgee of such Pledged Receivables and to promptly provide to the Agent an acknowledgment of this Notice of Pledge by signing in the space provided below and delivering an acknowledged copy of this Notice of Pledge to the Agent at Capital One, National Association, 275 Broadhollow Road, Melville, New York 11747, Attention: Bob Bernard.  Such acknowledgment will serve to confirm that this Notice of Pledge has been duly received by you and that (i) the related Receivable Files are being held by you as bailee of, and agent for, the Agent, for the benefit of the Lenders, and (ii) you have duly reflected on your records that the Agent, for the benefit of the Lenders, has been granted a security interest in and to such Contracts and related Receivable Files all in accordance with the provisions of the Custodial Agreement.

[Signature page to follow.]

Exhibit 5-1

BRT RLOC LLC

By:
Name:
Title:
Date:

ACKNOWLEDGED BY:

CAPITAL ONE, NATIONAL ASSOCIATION,
as the Custodian

By:
Name:
Title:

Date:

Exhibit 5-2

Schedule A

Receivables Schedule

Schedule A-1